                                                                   EXHIBIT 10.18


                      FIRST AMENDMENT AND CONSENT AGREEMENT


                  This FIRST AMENDMENT AND CONSENT AGREEMENT (this "FIRST AMENDMENT"), dated as of June 23, 1998, by and among RUSH CREEK LLC (the "LLC"), a Wisconsin limited liability company, AQUA-CHEM, INC. ("AQUA-CHEM"), a Delaware corporation, CB-KRAMER SALES AND SERVICES INC. ("CB-KRAMER"), a Delaware corporation, WHITNEY SUBORDINATED DEBT FUND, L.P. ("WSDF"), a Delaware limited partnership, and WHITNEY EQUITY PARTNERS, L.P. ("JHW II" and together with WSDF, the "PURCHASERS"), a Delaware limited partnership, amends the Amended and Restated Securities Purchase Agreement (the "AMENDED AND RESTATED AGREEMENT"), dated as of December 5, 1997, by and among the LLC, Aqua-Chem, CB-Kramer and the Purchasers.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the terms of the Securities Purchase Agreement (the "ORIGINAL AGREEMENT"), dated as of July 31, 1997, by and among the LLC, Aqua-Chem, CB-Kramer and the Purchasers, Aqua-Chem sold to JHW II, and JHW II purchased from Aqua-Chem (i) 2,281.825 shares (the "JHW II PREFERRED SHARES") of Series C Redeemable Preferred Stock, par value $.01 per share, of Aqua-Chem (the "SERIES C PREFERRED STOCK") and (ii) 510,000 shares (the "JHW II COMMON SHARES" and together with the JHW II Preferred Shares, the "JHW II SHARES") of common stock, $0.01 par value per share, of Aqua-Chem (the "COMMON STOCK"), in each case, upon the terms and subject to the conditions set forth in the Original Agreement;

                  WHEREAS, pursuant to the terms of the Original Agreement, Aqua-Chem and CB-Kramer sold to WSDF, and WSDF purchased from Aqua-Chem and CB-Kramer a subordinated promissory note (the "WSDF NOTE"), due July 30, 2004, in the principal amount of $21,000,000, and in connection therewith, Aqua-Chem sold to WSDF, and WSDF purchased from Aqua-Chem., a warrant (the "WSDF WARRANT") to purchase 176,471 shares of Common Stock, in each case upon the terms and subject to the conditions hereinafter set forth;

                  WHEREAS, prior to the date of the Original Agreement, the Jeffrey A. Miller Family LLC, a Michigan limited liability company, and Jeffrey
A. Miller, Trustee of the Jeffrey A. Miller Trust u/a/d May 10, 1997 (collectively, the "MILLER RELATED ENTITIES") were the sole members of the LLC;

                  WHEREAS, each of the Purchasers, the Miller Related Entities and the Managers (as such term is used in the Original Agreement), other than Miller, own the Membership Units set forth opposite their names on Schedule A to the Operating Agreement;

                  WHEREAS, the equity securities set forth opposite each of the names of the Purchasers, the Miller Related Entities and the Management, other than Miller, have been allocated to their respective capital accounts;




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                                                                   EXHIBIT 10.18


                  WHEREAS, concurrently with the purchase and sale of the JHW II Shares, the WSDF Note and the WSDF Warrant pursuant to the terms of the Original Agreement, Aqua-Chem entered into a Revolving Credit and Term Loan Agreement (the "SENIOR LOAN AGREEMENT"), dated as of July 31, 1997, with Comerica Bank ("COMERICA"), a Michigan banking corporation, individually and as agent thereunder, providing for a secured term credit facility, and a secured revolving credit facility (collectively, the "SENIOR CREDIT FACILITY");

                  WHEREAS, concurrently with the purchase and sale of the JHW II Shares, the WSDF Note and the WSDF Warrant pursuant to the terms of the Original Agreement, the contribution of the Series C Preferred Stock and the Common Stock to the LLC in exchange for Membership Units pursuant to the Contribution Agreement and the consummation of the Senior Credit Facility pursuant to the terms of the Senior Loan Agreement, Old Aqua-Chem merged (the "AQUA-CHEM MERGER") with and into Aqua-Chem, pursuant to the terms of the Agreement and Plan of Reorganization (the "MERGER AGREEMENT"), dated as of July 31, 1997, by and among Lyonnaise, Gestra, the LLC, Old Aqua-Chem, Aqua-Chem and Miller;

                  WHEREAS, the proceeds from (i) the purchase by the Purchasers of the JHW II Shares, the WSDF Note and the WSDF Warrant, and (ii) the Senior Credit Facility were used in part to finance the Aqua-Chem Merger;

                  WHEREAS, Aqua-Chem subsequently entered into an Amended and Restated Revolving Credit and Term Loan Agreement (the "AMENDED AND RESTATED SENIOR LOAN AGREEMENT"), dated as of December 5, 1997, with Comerica, as structuring, documentation and administrative agent for the financial institutions from time to time signatory thereto (collectively, the "BANKS"), and the Banks;

                  WHEREAS, in connection with entering into the Amended and Restated Senior Loan Agreement, the LLC, Aqua-Chem, CB-Kramer and the Purchasers entered into the Amended and Restated Agreement;

                  WHEREAS, concurrently with the execution and delivery of this Amendment and Consent, the Company is entering into a Second Amended and Restated Revolving Credit Agreement (the "SECOND AMENDED AND RESTATED SENIOR LOAN AGREEMENT"), dated as of June 23, 1998, with Comerica, as structuring, documentation and administrative agent for the Banks, and the Banks;

                  WHEREAS, concurrently with the execution and delivery of this Amendment and Consent, the Company is issuing and its selling 11 1/4 % Senior Subordinated Notes Due 2008 ("SENIOR NOTES"), in the aggregate principal amount of $125,000,000, pursuant to the terms of the Confidential Offering Circular, dated June 18, 1998, of the Company (the "CONFIDENTIAL OFFERING CIRCULAR");



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                                                                   EXHIBIT 10.18


                  WHEREAS, a portion of the proceeds from the issuance and sale of the Senior Notes shall be used to repay all of the outstanding principal and accrued but unpaid interest on the WSDF Note, together with all other amounts due in respect of the WSDF Note, and a portion of such proceeds shall be used to repay borrowings outstanding under the Amended and Restated Senior Loan Facility;

                  WHEREAS, pursuant to the Certificate of Incorporation of Aqua-Chem (the "CERTIFICATE OF INCORPORATION"), the issuance and sale of the Senior Notes requires the consent of the holders of a majority of the Series C Preferred Stock; and

                  WHEREAS, Rush Creek, as the record owner of all, and JHW II as the beneficial owner of a majority, of the Series C Preferred Stock desires to consent to the execution and delivery of the Second Amended and Restated Senior Loan Agreement and the issuance and sale of the Senior Notes as herein set forth provided that the Amended and Restated Agreement is amended as set forth below (the Amended and Restated Agreement, as amended by this First Amendment is hereinafter referred to as the "AGREEMENT").

                  NOW THEREFORE, in consideration of the promises set forth herein and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. DEFINITIONS. All capitalized terms used in this First Amendment but not defined herein shall have the meanings given to them in the Original Agreement. The term "Acquisition Corp" as used in the Agreement shall mean Aqua-Chem.

                  SECTION 2. AMENDMENTS TO THE AMENDED AND RESTATED AGREEMENT. Effective as of the date hereof, the introductory paragraph of Article 8 of the Amended and Restated Agreement is hereby amended by adding the following ", or any portion of the WSDF Option is, " after the words "JHW II Preferred Shares" appearing in the fifth line thereof. Effective as of the date of filing of the Certificate of Amendment to the Certificate of Incorporation referred to in
Section 3 below, WSDF confirms that the provisions of Article 9 of the Amended and Restated Agreement shall cease to be enforceable by WSDF following repayment of the WSDF Note as herein provided.

                  SECTION 3. CONSENTS. The LLC and JHW II hereby consent to (i) the execution and delivery of the Second Amended and Restated Senior Loan Agreement by the Company, and (ii) subject to (x) effectiveness of the amendments to the Amended and Restated Securities Purchase Agreement set forth herein and the (y) filing by the Secretary of State of the State of Delaware of the Certificate of Amendment to the Certificate of Incorporation in the form attached hereto as Exhibit A (the "CERTIFICATE OF AMENDMENT"), the issuance and sale of the Senior Notes pursuant to the Confidential Offering Circular.

                  SECTION 4. RATIFICATION; LIMITED AMENDED AND CONSENT. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and


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                                                                   EXHIBIT 10.18


provisions set forth in the Amended and Restated Agreement and, except as expressly modified and superseded by this First Amendment, the terms and provisions set forth in the amended and Restated Agreement are hereby ratified and confirmed and shall continue in full force and effect. The amendments and consent set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Amended and Restated Securities Purchase Agreement or the Certificate of Incorporation or of any transactions or further or future action on the part of the LLC or JHW II which would require the consent of the parties under the Amended and Restated Securities Purchase Agreement or the Certificate of Incorporation.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Aqua-Chem in the Purchase Agreement, dated as of June 18, 1998, between Aqua-Chem and Credit Suisse First Boston and Bear, Stearns & Co. Inc., as initial purchasers, are true, correct and accurate as of the date hereof, shall survive the date hereof and any investigation at anytime made by or on behalf of any party.

                  SECTION 6. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

              (a)      if to WSDF:

                       Whitney Subordinated Debt Fund, L.P.
                       177 Broad Street
                       Stamford, Connecticut  06901
                       Telecopier No.: (203) 973-1422
                       Attention: Mr. James H. Fordyce
                                  Mr. Daniel J. O'Brien

                       with a copy to:

                       Morrison Cohen Singer & Weinstein, LLP
                       750 Lexington Avenue
                       New York, New York  10022
                       Telecopier No.: (212) 735-8708
                       Attention: David A. Scherl, Esq.

              (b)      if to JHW II:

                       Whitney Equity Partners, L.P.
                       177 Broad Street
                       Stamford, Connecticut  06901
                       Telecopier No.: (203) 973-1422
                       Attention: Messrs. James H. Fordyce and Daniel J. O'Brien



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                                                                   EXHIBIT 10.18


                       with a copy to:

                       Morrison Cohen Singer & Weinstein, LLP
                       750 Lexington Avenue
                       New York, New York  10022
                       Telecopier No.: (212) 735-8708
                       Attention: David A. Scherl, Esq.

              (c)      if to the LLC, the Company or CB-Kramer:

                       c/o Aqua-Chem, Inc.
                       7800 No. 113th Street
                       Milwaukee, Wisconsin 53224
                       Telecopier: (414) 577-2723
                       Attention: Mr. Jeffrey A. Miller

                       with a copy to:

                       Whyte Hirschboeck Dudek S.C.
                       Suite 2100
                       111 East Wisconsin Avenue
                       Milwaukee, Wisconsin 53202
                       Telecopier: (414) 273-1439
                       Attention: James A. Feddersen, Esq.

                  SECTION 7.  MISCELLANEOUS.

                           (a) Successors and Assigns. This Agreement shall
inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

                           (b) Headings. The headings in this First Amendment
are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (c) GOVERNING LAW. THE FIRST AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

                           (d) JURISDICTION. EACH PARTY TO THIS FIRST AMENDMENT
HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, THE WSDF NOTE, THE MEMBERSHIP UNITS, THE WSDF SHARES, THE WSDF WARRANT OR AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR


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                                                                   EXHIBIT 10.18


THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH IN SECTION 6 OF THIS FIRST AMENDMENT, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

                           (e) Severability. If any one or more of the
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                           (f) Rules of Construction. Unless the context
otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this First Amendment.

                           (g) Entire Agreement. The Agreement, together with
the exhibits and schedules thereto, the WSDF Note, the WSDF Warrant and the other Transaction Documents, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to therein. The Agreement, as amended by this First Amendment, together with the exhibits and schedules thereto, the WSDF Note, the WSDF Warrant and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

                           (h) Certain Expenses. The Company will pay all
expenses of the Purchasers (including fees, charges and disbursements of counsel) in connection with this First Amendment, any other amendment, supplement, modification or waiver of or to any provision of the Agreement, the Certificate of Incorporation, the Certificate of Amendment, the WSDF Note, the WSDF Warrant, or any consent to any departure by Aqua-Chem from the terms of any provision of the Agreement or the WSDF Note.

                           (i) Further Assurances. Each of the parties shall
execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of the Agreement.



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                                                                   EXHIBIT 10.18



                           [INTENTIONALLY LEFT BLANK]


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                                                                   EXHIBIT 10.18

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                    RUSH CREEK LLC


                                    By:        /s/ JA Miller
                                           -----------------------------------
                                           Name:
                                           Title:


                                    AQUA-CHEM, INC.



                                    By:        /s/ JA Miller
                                           -----------------------------------
                                           Name:
                                           Title:


                                    CB-KRAMER SALES AND SERVICE, INC.


                                    By:        /s/ JA Miller
                                           -----------------------------------
                                           Name:
                                           Title:


                                    WHITNEY SUBORDINATED DEBT FUND, L.P.


                                    By:        /s/ James H. Fordyce
                                           -----------------------------------
                                           James H. Fordyce
                                           A General Partner


                                    WHITNEY EQUITY PARTNERS, L.P.

                                    By:    J. H. Whitney Equity Partners LLC,
                                           Its General Partner

                                    By:        /s/ James H. Fordyce
                                           -----------------------------------
                                           James H. Fordyce,
                                             Attorney-in-Fact


            [SIGNATURE PAGE TO FIRST AMENDMENT AND CONSENT AGREEMENT]



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